Exhibit 10.3
SECOND AMENDMENT TO CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of September 29, 2011, and is made by and among ARMSTRONG COAL COMPANY, INC., a Delaware corporation, ARMSTRONG LAND COMPANY, LLC, a Delaware limited liability company, WESTERN MINERAL DEVELOPMENT, LLC, a Delaware limited liability company, WESTERN DIAMOND LLC, a Nevada limited liability company, WESTERN LAND COMPANY, LLC, a Kentucky limited liability company, and ELK CREEK, L.P., a Delaware limited partnership (each a “Borrower” and collectively, the “Borrowers”), the GUARANTORS PARTY HERETO (individually a “Guarantor” and collectively, the “Guarantors”, and together with the Borrowers, the “Loan Parties”), the FINANCIAL INSTITUTIONS PARTY HERETO (individually a “Lender” and collectively, the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (the “Administrative Agent”).
RECITALS:
     WHEREAS, the Loan Parties, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of February 9, 2011, as amended by that certain First Amendment to Credit Agreement, dated as of July 1, 2011 (collectively, the “Credit Agreement”);
     WHEREAS, the Loan Parties desire to conduct certain equity offerings (as described below) and, to facilitate such offerings, will (a) change the name of Armstrong Energy, Inc. to Armstrong Energy Holdings, Inc. (“AH”); (b) convert Armstrong Land Company, LLC from a limited liability company to a corporation, and in connection therewith, change the name of Armstrong Land Company, LLC to Armstrong Energy, Inc. (“AE”) and issue stock from the resulting corporation in exchange for the prior membership interests of Armstrong Land Company, LLC (such actions are collectively referred to as the “2011 Conversion”); and (c) merge Armstrong Resources Holdings, LLC into AH;
     WHEREAS, AE may sell additional equity in AE pursuant to private placement(s) and/or public offering(s) (the “AE Equity Offering”);
     WHEREAS, Elk Creek L.P. may sell additional equity in Elk Creek L.P. pursuant to private placement(s) and/or public offering(s) (the “Elk Creek Equity Offering”);
     WHEREAS, to permit the foregoing transactions and to modify certain provisions of the Credit Agreement, the Loan Parties have requested that the Lenders agree to various amendments as set forth herein, and the Lenders have agreed to amend the Credit Agreement as hereinafter provided.
     NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:

     1. Recitals; Capitalized Terms. The foregoing recitals are true and correct and incorporated herein by reference. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement.
     2. Amendments to Credit Agreement.
     (a) Amended Definitions. The following definitions are hereby amended and restated as follows:
     “AE Equity Offering shall mean the issuance of equity out of Armstrong Energy, Inc. pursuant to a private placement(s) and/or public offering(s), as permitted by the First Amendment and Second Amendment.”
     “Elk Creek Equity Offering shall mean the issuance of equity out of Elk Creek L.P. pursuant to a private placement(s) and/or public offering(s), as permitted by the First Amendment and Second Amendment.”
     (b) New Definitions. The following new definitions are hereby inserted in Section 1.1 of the Credit Agreement in alphabetical order:
     “Second Amendment shall mean that certain Second Amendment to this Agreement dated as of the Second Amendment Effective Date.”
     “Second Amendment Effective Date shall mean September 29, 2011.”
     3. Conditions to Effectiveness. The amendments contained in this Amendment shall become effective upon satisfaction of each of the following conditions being satisfied to the satisfaction of the Administrative Agent:
     (a) Execution and Delivery of this Amendment. The Borrowers, the Guarantors, the Required Lenders and the Administrative Agent shall have executed and delivered this Amendment.
     (b) Representations, Covenants and Events of Default. All representations and warranties of the Loan Parties set forth in the Credit Agreement are true and correct, the Loan Parties are in compliance with each of the covenants and conditions hereunder, and no Event of Default or Potential Default exists.
     (c) Material Adverse Change; Litigation. Each of the Loan Parties shall provide a certificate that represents and warrants to the Administrative Agent and the Lenders that by its execution and delivery hereof to the Administrative Agent, after giving effect to this Amendment and the transactions contemplated herein:
     (i) no Material Adverse Change shall have occurred with respect to the Borrowers or any of the Loan Parties since the Closing Date of the Credit Agreement;

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     (ii) no default shall have occurred with respect to any note or credit agreement governing existing indebtedness of the Borrowers or Guarantors as a result of any of the transactions contemplated herein; and
     (iii) there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Loans Parties’ knowledge, threatened against any of the Loan Parties that could reasonably be expected to result in a Material Adverse Change or relate to any of the transactions contemplated herein.
     (d) Consents and Approvals. No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Amendment by any Loan Party other than such consents, approvals, exemptions, orders or authorizations that have already been obtained.
     4. Miscellaneous.
     (a) Representations and Warranties. By its execution and delivery hereof to the Administrative Agent, each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders that such Loan Party has duly authorized, executed and delivered this Amendment.
     (b) Full Force and Effect. All provisions of the Credit Agreement remain in full force and effect on and after the date hereof except as expressly amended hereby. The parties do not amend any provisions of the Credit Agreement except as expressly amended hereby.
     (c) Counterparts. This Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of such counterparts together shall constitute one and the same instrument.
     (d) Incorporation into Credit Agreement. This Amendment (including all Schedules and Exhibits) shall be incorporated into the Credit Agreement by this reference. All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.
     (e) Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict of laws principles.
     (f) Payment of Fees and Expenses. The Borrowers unconditionally agree to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements of the Administrative Agent, including, without limitation, the reasonable fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment, any mortgage recording fees and mortgage or recording taxes, and all other documents or instruments to be delivered in connection herewith.

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     (g) No Novation. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. The Borrowers, the Guarantors, each Lender, and the Administrative Agent acknowledge and agree that this Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.
[SIGNATURE PAGES FOLLOW]

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[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]
     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Second Amendment as of the day and year first above written.

REVOLVER AND TERM BORROWER:
ARMSTRONG COAL COMPANY, INC.
By:	/s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	President

REVOLVER BORROWER AND TERM GUARANTOR:
ARMSTRONG LAND COMPANY, LLC
By:	/s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	President and Chief Financial Officer

TERM BORROWERS AND REVOLVER GUARANTORS
WESTERN MINERAL DEVELOPMENT, LLC
By:	/s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	Manager

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

WESTERN DIAMOND LLC
By:	/s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	Manager

WESTERN LAND COMPANY, LLC
By:	/s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	Manager

ELK CREEK L.P.
By: ELK CREEK GP, LLC, as General Partner

By:	/s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	President and Chief Financial Officer

REVOLVER AND TERM GUARANTORS: ARMSTRONG ENERGY, INC.
By:	/s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

ARMSTRONG RESOURCES HOLDINGS, LLC
By:	/s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	President and Chief Financial Officer

ELK CREEK GP, LLC
By:	/s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	President and Chief Financial Officer

ELK CREEK OPERATING GP, LLC
By:	/s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	President and Chief Financial Officer

ELK CREEK OPERATING, L.P.
By: Elk Creek Operating GP, LLC, as General Partner

By:	/s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	President and Chief Financial Officer

CERALVO HOLDINGS, LLC
By:	/s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	Manager

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent
By:	/s/ Richard C. Munsick
	Name:	Richard C. Munsick
	Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Ronald M. Calhoun
	Name:	Ronald M. Calhoun
	Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

UNION BANK, N.A.
By:	/s/ Y. Joanne Si
	Name:	Y. Joanne Si
	Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK
By:	/s/ Chad A. Lowe
	Name:	Chad A. Lowe
	Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

RAYMOND JAMES BANK, FSB
By:	/s/ Garrett McKinnon
	Name:	Garrett McKinnon
	Title:	Senior Vice President